Exhibit 99.03

                       GE CAPITAL MORTGAGE SERVICES, INC.
                             SERVICER'S CERTIFICATE
                                   July, 1999
          Series 1999-02, REMIC Multi-Class Pass-Through Certificates

Pursuant to the Pooling and Servicing Agreement dated as of February 1, 1999 (the "Agreement") between GE Capital Mortgage Services, Inc. (the "Company") and State Street Bank (the "Trustee"), governing the Certificates referred to above, the Company hereby certifies to the Trustee:

With respect to the Agreement and as of the Determination Date for this month:

A.   Mortgage Loan Information:

 1.     Aggregate scheduled Monthly Payments:
        (a)    Principal                                      $       236,928.22
                                                                 ---------------
        (b)    Interest                                       $     1,670,714.00
                                                                 ---------------
        (c)    Total                                          $     1,907,642.22
                                                                 ---------------

 2.     Aggregate scheduled Monthly Payments received this month:
        (a)    Principal                                      $       220,432.91
                                                                 ---------------
        (b)    Interest                                       $     1,557,976.17
                                                                 ---------------
        (c)    Total                                          $     1,778,409.08
                                                                 ---------------

 3.     Aggregate Monthly Advances this month:
        (a)    Principal                                      $        16,495.31
                                                                 ---------------
        (b)    Interest                                       $       112,737.83
                                                                 ---------------
        (c)    Total                                          $       129,233.14
                                                                 ---------------

 4. Aggregate Principal Prepayments in part received in the applicable Prepayment Period:
        (a)    Principal                                      $        43,657.67
                                                                 ---------------

 5. Aggregate Principal Prepayments in full received in the applicable Prepayment Period:
        (a)    Principal                                      $     3,404,794.98
                                                                 ---------------
        (b)    Interest                                       $        20,791.94
                                                                 ---------------
        (c)    Total                                          $     3,425,586.92
                                                                 ---------------

 6.     Aggregate Insurance Proceeds received:
        (a)    Principal                                      $             0.00
                                                                 ---------------
        (b)    Interest                                       $             0.00
                                                                 ---------------
        (c)    Total                                          $             0.00
                                                                 ---------------

 7.     Aggregate Liquidation Proceeds received:
        (a)    Principal                                      $             0.00
                                                                 ---------------
        (b)    Interest                                       $             0.00
                                                                 ---------------
        (c)    Total                                          $             0.00
                                                                 ---------------

 8.     Aggregate Deficient Valuations with respect to the Mortgage
        Loans during the prior month:                         $             0.00
                                                                 ---------------

 9.     Aggregate Debt Service Reductions with respect to the Mortgage Loans
        during the prior month:                               $             0.00
                                                                 ---------------

 10. Aggregate Purchase Prices for Defaulted Mortgage Loans:
        (a)    Principal                                      $             0.00
                                                                 ---------------
        (b)    Interest                                       $             0.00
                                                                 ---------------
        (c)    Total                                          $             0.00
                                                                 ---------------

 11. Aggregate Purchase Prices for Defective Mortgage Loans:
        (a)    Principal                                      $             0.00
                                                                 ---------------
        (b)    Interest                                       $             0.00
                                                                 ---------------
        (c)    Total                                          $             0.00
                                                                 ---------------

12.     Pool Scheduled Principal Balance:                     $   279,761,425.28
                                                                  --------------

13.     Available Funds:                                      $     5,217,153.54
                                                                  --------------

14.     Realized Losses for prior month:                      $             0.00
                                                                  --------------

15.     Aggregate Realized Losses
           (a)   Aggregate Realized Losses:          $  0.00
                                                        -----
           (b)   Deficient Valuations:               $  0.00
                                                        -----
           (c)   Debt Service Reductions:            $  0.00
                                                        -----
           (d)   Bankruptcy Losses:                  $  0.00
                                                        -----
           (e)   Special Hazard Losses:              $  0.00
                                                        -----
           (f)   Fraud Losses:                       $  0.00
                                                        -----
           (g)   Excess Bankruptcy Losses:           $  0.00
                                                        -----
           (h)   Excess Special Hazard Losses:       $  0.00
                                                        -----
           (i)   Excess Fraud Losses:                $  0.00
                                                        -----

16.      Non-Credit Losses:                                   $             0.00
                                                                 ---------------

17.      Compensating Interest Payment:                       $         3,542.47
                                                                 ---------------

18.      Total interest payments:                             $     1,531,772.68
                                                                 ---------------

19. Interest
                                Unpaid Class
      Accrued Certificate   Interest Shortfalls      Interest
Class      Interest                                  Payable        Pay-out Rate
-----      --------         -------------------      -------        ------------
R     $              0.00   $              0.00    $        0.00   %0.000000000
PO    $              0.00   $              0.00    $        0.00   %0.000000000
A1    $      1,217,249.00   $              0.00    $1,217,249.00   %6.500000022
A2    $         88,421.67   $              0.00    $   88,421.67   %6.500000245
A3    $        148,010.42   $              0.00    $  148,010.42   %6.500000146
A4    $         10,833.33   $              0.00    $   10,833.33   %6.499998000
M     $         33,230.22   $              0.00    $   33,230.22   %6.499999869
B1    $         11,872.18   $              0.00    $   11,872.18   %6.500001118
B2    $          7,121.15   $              0.00    $    7,121.15   %6.500002552
B3    $          7,909.39   $              0.00    $    7,909.39   %6.500002969
B4    $          3,169.15   $              0.00    $    3,169.15   %6.499992958
B5    $          3,956.17   $              0.00    $    3,956.17   %6.500006462

20.      Principal Distribution Amount:                       $     3,685,380.86
                                                                 ---------------

21.     Principal Distribution Amount per Certificate:

                           Principal Distribution              Accrual Amount
                           ----------------------              --------------
        Class R               $              0.00              $       0.00
        Class PO              $            759.01              $       0.00
        Class A1              $      3,674,246.19              $       0.00
        Class A2              $              0.00              $       0.00
        Class A3              $              0.00              $       0.00
        Class A4              $              0.00              $       0.00
        Class SUP             $              0.00              $       0.00
        Class M               $          5,126.30              $       0.00
        Class B1              $          1,831.47              $       0.00
        Class B2              $          1,098.55              $       0.00
        Class B3              $          1,220.15              $       0.00
        Class B4              $            488.89              $       0.00
        Class B5              $            610.30              $       0.00

22.     Additional distributions to the Class R Certificate pursuant to the
        Agreement:
                                                                       $  0.00
                                                                          ------

23.     Additional distributions to the Class RL Certificate pursuant to the
        Agreement:
                                                                       $  0.00
                                                                          ------

24.     Subordinate Certificate Writedown Amount:                      $  0.00
                                                                          ------

                                                               Accumulative
             Class    Supported Shortfall                  Supported Shortfall
             -----    -------------------                  -------------------
             B1            $   0.00                           $     0.00
             B2            $   0.00                           $     0.00
             B3            $   0.00                           $     0.00
             B4            $   0.00                           $     0.00
             B5            $   0.00                           $     0.00

25.     Unanticipated Recoveries:                                       $  0.00
                                                                           -----

B.   Other Amounts for such Distribution Date:

1.      Prepayment Distribution Triggers satisfied:
                    Yes          No
                    ---          --
         Class-B1    X
         Class-B2    X
         Class-B3    X
         Class-B4    X
         Class-B5    X

 2.     Base Servicing Fee amount:                              $      61,010.26
                                                                        --------

 3.     Supplemental Servicing Fee amount:                      $     101,918.93
                                                                        --------

 4.     Credit Losses for prior month:                          $           0.00
                                                                        --------

                                               Category A Category B Category C
 5.     Senior Percentage:           %95.609123   N/A        N/A        N/A
                                      ------------------------------------------

 6.     Group I Senior Percentage:
                                     %N/A         N/A        N/A        N/A
                                      ------------------------------------------

 7.     Group II Senior Percentage:
                                     %N/A         N/A        N/A        N/A
                                      ------------------------------------------

 8.     Senior Prepayment Percentage:
                                     %100.000000  N/A        N/A        N/A
                                      ------------------------------------------

 9.     Group I Senior Prepayment
        Percentage:                  %N/A         N/A        N/A        N/A
                                      ------------------------------------------

 10.    Group II Senior Prepayment
        Percentage:                  %N/A         N/A        N/A        N/A
                                      ------------------------------------------

 11.    Junior Percentage:           %4.390877
                                      --------

 12.    Junior Prepayment Percentage:
                                     %0.000000
                                      --------

Capitalized terms used in this Certificate shall have the same meanings as in the Agreement.

                                            GE CAPITAL MORTGAGE SERVICES, INC.

                                            By:  /s/Tim Neer
                                            ------------------------------
                                                     Tim Neer
                                                     Vice President
                                                     Investor Operations